--------------------------------------
THE LIBERTY FUND       ANNUAL REPORT
--------------------------------------

OCTOBER 31, 2000

PRESIDENT'S MESSAGE

TO OUR SHAREHOLDERS:

You may have noticed that your Fund has a new name. On July 14, 2000, The Colonial Fund was renamed The Liberty Fund. Although the investment objectives are not affected by this name change, we believe the new name accurately reflects that your Fund is part of Liberty Funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty Funds is to help you reach financial freedom -- however you define it.

I am pleased to present the annual report for the Liberty Fund for the 12-month period which ended October 31, 2000.

Although steady growth in the U.S. economy combined with modest inflation should have been seen as a favorable environment for stocks and bonds, the markets endured a rather mixed year. While there was significant volatility, neither the bond nor the stock market maintained a steady move in either direction. While there was some movement in stock indexes as a whole over this time, there was a significant shift in the types of stocks investors favored. Early on, growth-oriented technology stocks continued to dominate the markets, but later on, sentiment shifted to other types of equities that investors viewed as offering attractive valuations.

As for bonds, long-term U.S. Treasury securities performed particularly well, thanks in large part to a repurchase program instituted by the Treasury Department to buy back long-term debt securities. While long-term Treasuries outperformed the rest of the market, short-term Treasuries struggled as the Federal Reserve boosted short-term interest rates.

This report will provide you with more detailed information about the Fund's performance through the year and the strategies that were put in place. Thank you for choosing to invest in The Liberty Fund. We look forward to continuing to meet your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 14, 2000

---------------------------
Not FDIC  May Lose Value
 Insured  No Bank Guarantee
---------------------------

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------


o  MIXED PERFORMANCE FOR STOCKS AND BONDS

   The 12-month period ending October 31, 2000 proved to be highly volatile. The stock market went through a period of rotation, where stocks favored by investors shifted from growth to value. The bond market offered a few bright spots, namely long-term U.S. Treasury securities, but other investment-grade bonds were weak performers.

o  TECHNOLOGY GOES FROM HOT TO COLD

   Technology stocks, which have been the major driver of the recent bull market, continued their winning ways in late 1999 and early 2000. But the situation changed dramatically by spring, as investors turned sour on technology issues, preferring value-oriented stocks, particularly in companies that demonstrated the ability to generate solid profits.

o  BOND RETURNS WERE SPLIT

   With the Federal Reserve continuing to increase short-term interest rates through May, bond prices declined for the most part. Corporate and other investment-grade bonds were among the weaker performers. However, since last winter, long-term U.S. Treasury bonds began to appreciate as they benefited from a government buyback of bonds fueled by a federal budget surplus.

o  FUND ADJUSTS TO MARKET CHANGES

   In the equity portion of the portfolio, technology investments were reduced in favor of stocks that offer a more attractive dividend yield or more assured corporate projected growth. The Fund's bond weighting and duration were also raised, with the expectation that the overall bond market would provide improved performance.


       PERFORMANCE OF THE FUND, RUSSELL 1000 INDEX AND SALOMON BIG INDEX
                              11/01/99 - 10/31/00

The Liberty Fund, Class A without sales charge                    8.16%
Russell 1000 Index                                                9.06%
Salomon Broad-Investment-Grade Bond Index                         7.28%

Past performance does not guarantee future results. The Russell 1000 Index is an unmanaged, large capitalization index that tracks the performance of the 1,000 largest U.S. companies based on total capitalization. The Salomon Brothers Broad-Investment-Grade (BIG) Bond Index is an unmanaged index that tracks the performance of U.S. Treasury, government-sponsored, mortgage and investment-grade corporate bonds. Neither the returns for the Fund or the Russell and Salomon indexes include sales charges.

Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


                    NET ASSET VALUE PER SHARE
                    AS OF 10/31/00
                    -------------------------------------
                    Class A                        $10.24
                    -------------------------------------
                    Class B                        $10.22
                    -------------------------------------
                    Class C                        $10.21
                    -------------------------------------
                    Class Z                        $10.75
                    -------------------------------------

                    DISTRIBUTIONS DECLARED PER
                    SHARE FROM 11/1/99 - 10/31/00
                    -------------------------------------
                    Class A                         $1.39
                    -------------------------------------
                    Class B                         $1.31
                    -------------------------------------
                    Class C                         $1.31
                    -------------------------------------
                    Class Z                         $1.42
                    -------------------------------------

BOUGHT
-------------------------------------------------------------------------------
One of the storied mega-mergers of the past year may result in the creation of AOL-TIME WARNER. (The separate companies are respectively, 0.40% and 0.97% of net assets.) This multimedia giant appears to be ahead of its competitors in the sprawling information media sector, combining Internet, cable TV and other media companies under one roof. Others may try to emulate this combination, but AOL-Time Warner is on the leading edge.

-------------------------------------------------------------------------------
                           PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

          TOP 5 SECTOR BREAKDOWNS
          AS OF 10/31/00 VS. 10/31/99

                                     FUND AS OF        FUND AS OF
                                      10/31/00          10/31/99

          TECHNOLOGY                   29.1%              24.2%
          FINANCIALS                   14.6%              18.6$
          HEALTH CARE                  10.9%               9.5%
          CAPITAL GOODS                10.3%               9.0%
          CONSUMER STAPLES              8.8%               9.1%

Sector breakdowns are calculated as a percentage of the total equity investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these breakdowns in the future.

                    TOP 10 EQUITY HOLDINGS
                    AS OF 10/31/00

                    General Electric                        2.7%
                    --------------------------------------------
                    Cisco Systems                           2.2%
                    --------------------------------------------
                    Intel                                   2.0%
                    --------------------------------------------
                    Merck                                   1.8%
                    --------------------------------------------
                    Exxon Mobil                             1.6%
                    --------------------------------------------
                    EMC                                     1.6%
                    --------------------------------------------
                    Microsoft                               1.6%
                    --------------------------------------------
                    Sun Microsystems                        1.6%
                    --------------------------------------------
                    Amer. Int'l Group                       1.6%
                    --------------------------------------------
                    Citigroup                               1.6%
                    --------------------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

A YEAR OF MARKET UPS AND DOWNS

Although investors had to navigate through fairly rough seas in the stock and bond markets during much of the 12-month period which ended October 31, 2000, Class A shares of The Liberty Fund posted a return of 8.16% for the year, without a sales charge. By comparison, the Russell 1000 Index returned 9.06% for the same period and the Salomon Brothers Broad-Investment-Grade (BIG) Index returned 7.28%. The Russell 1000 is an unmanaged index of 1,000 U.S. stocks and the Salomon BIG Index is an unmanaged index that tracts the performance of U.S. Treasury, government-sponsored, mortgage and investment-grade corporate bonds. Both indexes do not incur fees or expenses, since it is not possible to invest directly in an index.

THE CHANGING FACE OF THE STOCK MARKET

One of the most significant events of the past 12 months was the change in leadership that affected the stock market. In recent years, technology stocks led the pack, with many stocks in this sector achieving extremely high price levels relative to earnings, cash flow or revenue. Many investors seemed to be less concerned with a company's profitability (or lack of profitability, in many cases), and more interested in its potential for future long-term growth.

That perspective changed significantly in the early part of 2000. Investors suddenly pulled back from the technology sector and began shifting to stocks offering more attractive valuations in part because inflation and interest rate increases were exerting a downward pressure on price/earning multiples. The Fund was negatively affected when this trend first occurred, as we had significant weighting in technology stocks. For the most part, the technology area has been in retreat since March, while other areas of the market, like energy, utility and financial stocks, have enjoyed better performance. Later in the fiscal year, technology stocks suffered another blow as long-term growth expectations were reduced and current earnings projections were marked down.

MIXED PERFORMANCE FROM BONDS

The bond market was driven by two significant events. The first centered on continued efforts by the Federal Reserve to keep U.S. economic growth under control by raising short-term interest rates early in 2000. This generally dampened enthusiasm for bonds, and resulted in lackluster performance for the Fund's bond holdings. The second significant event of the period was that continued economic strength helped the federal government enjoy a record-high budget surplus. As a result, the U.S. Treasury reduced the federal debt. This increased the value of remaining U.S. Treasury bonds, which significantly reduced long-term Treasury yields over most of this year. The Fund was structured to benefit from the reduction in Treasury bond yields.

CHANGES IN THE FUND

The Fund is now under new management as of August 1, 2000. While the investment objective is unchanged, we did make some shifts in the Fund's current emphasis. In the equity portion of the portfolio, the Fund's technology holdings were reduced. Weakness in the technology sector took a bit of a toll on the Fund's overall return. In addition, greater emphasis was put on stocks of utility companies and real estate investment trusts (REITs). One of the main attractions of these investments is their relatively attractive dividends, in addition to earnings growth potential. In the volatile environment of recent months, investors have shown greater desire to own stocks that offer a built-in return of dividend income. In addition, we boosted the Fund's holdings in stocks of companies involved in the defense business, anticipating that government spending in this area will be increased.

Our bond holdings, representing about one-third of the portfolio, were increased slightly toward the end of the period. Our view is that in the current economic environment, the Federal Reserve will begin to consider reducing short-term interest rates. That may pave the way for a broad rebound of the bond market.

AN IMPROVING ENVIRONMENT

We believe the basic underpinnings of the economic environment are positive for the Fund. With economic growth continuing at a more modest pace and inflation remaining in check, both the stock and bond markets should benefit. While the pullback of the past few months has been painful, especially for technology and telecommunications stocks, we believe that now stocks are more fairly priced. In addition, interest rates may decline, which should be positive for fixed-income investments. We believe the portfolio is well positioned for this scenario.

/s/ Harvey B. Hirschhorn      /s/ Scott Schermerhorn      /s/ Richard C. Petrino

              /s/ Leslie W. Finnemore              /s/ Ann T. Peterson

HARVEY B. HIRSCHHORN and SCOTT SCHERMERHORN, senior vice presidents, and RICHARD
C. PETRINO, an assistant vice president of Colonial Management Associates, Inc., the Advisor; manage the equity portion of the Fund. LESLIE W. FINNEMORE and ANN
T. PETERSON, senior vice president and vice president of Colonial Management Associates, Inc, respectively, manage the bond portion of the Fund.

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates.

BOUGHT
-------------------------------------------------------------------------------
Real estate investment trusts (REITs) have become more attractive in recent months. Among the holdings we added in this area are BOSTON PROPERTIES (0.24% of net assets) and EQUITY RESIDENTIAL (0.18% of net assets). REITs such as these tend to pay some of the most attractive dividend yields in the equity markets. They also are enjoying strong rates of cash flow growth.

SOLD
-------------------------------------------------------------------------------
In a period of transition that saw technology stocks fall out of favor, LUCENT TECHNOLOGIES proved to be one of the weakest stocks. Once considered a leader in the development of new telecommunications technologies, the firm appears to be falling behind competitively, and has delivered very disappointing earnings.

-------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

                  PERFORMANCE OF A $10,000
                  INVESTMENT IN ALL SHARE CLASSES
                  10/31/90 - 10/31/00

                                     WITHOUT         WITH
                                      SALES          SALES
                                      CHARGE         CHARGE
                  ------------------------------------------
                  Class A            $41,046         $38,686
                  ------------------------------------------
                  Class B            $38,422         $38,422
                  ------------------------------------------
                  Class C            $40,063         $40,063
                  ------------------------------------------
                  Class Z            $43,356         $43,356
                  ------------------------------------------


(1) The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. The Russell 1000 Index is an unmanaged index that tracks the performance of large-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. The Salomon Brothers Broad-Investment-Grade Index is an unmanaged index that tracks the performance of corporate, mortgage, agency and treasury bonds. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

GROWTH OF A $10,000 INVESTMENT 10/31/90 - 10/31/001

                                                      OCTOBER 1990  OCTOBER 2000
-------------------------------------------------------------------------------
THE LIBERTY FUND, CLASS A SHARES WITHOUT SALES CHARGE   $10,000       $41,046
-------------------------------------------------------------------------------
THE LIBERTY FUND, CLASS A SHARES WITH SALES CHARGE      $10,000       $38,686
-------------------------------------------------------------------------------
SALOMON BROAD INVESTMENT GRADE INDEX                    $10,000       $21,631
-------------------------------------------------------------------------------
RUSSELL 1000 INDEX                                      $10,000       $60,943
-------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX                                    $10,000       $71,267
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

Share Class       A                   B                   C                Z
Inception      4/30/82              5/5/92              8/1/97          7/31/95
-------------------------------------------------------------------------------
          Without   With     Without     With      Without    With      Without
           Sales    Sales     Sales      Sales      Sales     Sales      Sales
          Charge    Charge    Charge     Charge     Charge    Charge     Charge
-------------------------------------------------------------------------------
1 year     8.16%     1.94%     7.33%      2.59%      7.34%     6.39%      8.44%
-------------------------------------------------------------------------------
5 years   14.02     12.68     13.16      12.92      13.47     13.47      15.27
-------------------------------------------------------------------------------
10 years  15.17     14.49     14.41      14.41      14.89     14.89      15.80
-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

Share Class       A                   B                   C                Z
-------------------------------------------------------------------------------
          Without   With     Without     With      Without    With      Without
           Sales    Sales     Sales      Sales      Sales     Sales      Sales
          Charge    Charge    Charge     Charge     Charge    Charge     Charge
-------------------------------------------------------------------------------
1 year    12.10%     5.65%    11.25%      6.34%     11.26%    10.28%      12.42%
-------------------------------------------------------------------------------
5 years   13.75     12.41     12.91      12.66      13.22     13.22       14.99
-------------------------------------------------------------------------------
10 years  15.05     14.37     14.30      14.30      14.78     14.78       15.68
-------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an Investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class B, C, and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
October 31, 2000
(In thousands)


-------------------------------------------------------------------------------
COMMON STOCKS - 65.3%                                     SHARES        VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 9.9%
DEPOSITORY INSTITUTIONS - 2.2%
BankAmerica Corp.                                           159      $    7,642
Chase Manhattan Corp.                                       202           9,205
FleetBoston Financial Corp.                                 269          10,222
MBNA Corp.                                                   76           2,836
State Street Corp.                                           24           2,981
                                                                     ----------
                                                                         32,886
                                                                     ----------
FINANCIAL SERVICES - 0.4%
AXA Financial. Inc.                                         109           5,909
                                                                     ----------
INSURANCE CARRIERS - 4.7%
Ambac Financial Group, Inc.                                 129          10,288
American International Group, Inc.                          240          23,491
Citigroup, Inc.                                             445          23,415
HCA-The Healthcare Corp.                                    135           5,372
MGIC Investment Corp.                                        49           3,345
Nationwide Financial Services, Inc., Class A                 67           3,248
                                                                     ----------
                                                                         69,159
                                                                     ----------
NONDEPOSITORY CREDIT INSTITUTIONS - 0.3%
Fannie Mae                                                   55           4,235
                                                                     ----------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Boston Properties, Inc.                                      89           3,584
Equity Residential Properties Trust                          57           2,701
Simon Property Group, Inc.                                   64           1,432
                                                                     ----------
                                                                          7,717
                                                                     ----------
SECURITY BROKERS & DEALERS - 1.7%
Bear Stearns Co., Inc.                                       41           2,481
Lehman Brothers Holdings, Inc.                              107           6,889
Merrill Lynch & Co., Inc.                                   118           8,246
Morgan Stanley Dean Witter & Co.                             98           7,887
                                                                     ----------
                                                                         25,503
                                                                     ----------

-------------------------------------------------------------------------------
MANUFACTURING - 33.8%
CHEMICALS & ALLIED PRODUCTS - 7.8%
Allergan, Inc.                                               87           7,305
Amgen, Inc.                                                 156           9,050
Bristol-Myers Squibb Co.                                    326          19,878
E.I. DuPont De Nemours & Co.                                138           6,262
Eli Lilly & Co.                                             151          13,478
Johnson & Johnson                                            26           2,414
Merck & Co., Inc.                                           295          26,568
Pfizer, Inc.                                                448          19,341
Procter & Gamble Co.                                        166          11,851
                                                                     ----------
                                                                        116,147
                                                                     ----------
COMMUNICATIONS EQUIPMENT - 3.2%
ADC Telecommunications, Inc. (a)                            163           3,475
Comverse Technology, Inc. (a)                                58           6,437
Corning, Inc.                                               200          15,300
Motorola, Inc.                                              166           4,137
Nokia Oyj ADR                                               153           6,541
PMC-Sierra, Inc. (a)                                         13           2,186
Tellabs, Inc. (a)                                           133           6,662
TyCom, Ltd. (a)                                              67           2,248
                                                                     ----------
                                                                         46,986
                                                                     ----------
ELECTRICAL INDUSTRIAL EQUIPMENT - 2.7%
General Electric Co. (a)                                    736          40,342
                                                                     ----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.3%
Atmel Corp. (a)                                             139           2,079
Flextronics International Ltd. (a)                           78           2,964
                                                                     ----------
                                                                          5,043
                                                                     ----------
ELECTRONIC COMPONENTS - 3.3%
Intel Corp.                                                 659          29,673
National Semiconductor Corp. (a)                             52           1,360
Novellus Systems, Inc. (a)                                   94           3,865
SCI Systems, Inc. (a)                                        72           3,109
Texas Instruments, Inc.                                     222          10,882
                                                                     ----------
                                                                         48,889
                                                                     ----------
FOOD & KINDRED PRODUCTS - 2.2%
Anheuser Busch Cos., Inc.                                   265          12,105
Coca Cola Co.                                                49           2,958
PepsiCo, Inc.                                               226          10,937
The Pepsi Bottling Group, Inc.                              210           7,271
                                                                     ----------
                                                                         33,271
                                                                     ----------
LUMBER & WOOD PRODUCTS - 0.2%
Weyerhaeuser Co.                                             70           3,295
                                                                     ----------
MACHINERY & COMPUTER EQUIPMENT - 6.0%
Applied Materials, Inc. (a)                                 117           6,216
Cisco Systems, Inc. (a)                                     600          32,325
Deere & Co.                                                 140           5,135
Dell Computer Corp. (a)                                     104           3,080
EMC Corp. (a)                                               269          23,985
Gateway, Inc. (a)                                            64           3,308
Hewlett-Packard Co.                                          67           3,121
International Business Machines Corp.                       121          11,938
                                                                     ----------
                                                                         89,108
                                                                     ----------
MEASURING & ANALYZING INSTRUMENTS - 1.1%
Honeywell International, Inc.                               157           8,422
Raytheon Co. Class B                                        124           4,239
Teradyne, Inc. (a)                                           95           2,953
                                                                     ----------
                                                                         15,614
                                                                     ----------
MISCELLANEOUS MANUFACTURING - 0.8%
Tyco International Ltd.                                     206          11,697
                                                                     ----------
PAPER PRODUCTS - 0.7%
International Paper Co.                                     127           4,644
Kimberly Clark Corp.                                         97           6,402
                                                                     ----------
                                                                         11,046
                                                                     ----------
PETROLEUM REFINING - 2.6%
Chevron Corp.                                               100           8,204
Exxon Mobil Corp.                                           272          24,258
The British Petroleum Co. PLC ADR                           134           6,826
                                                                     ----------
                                                                         39,288
                                                                     ----------
PRIMARY METAL - 0.4%
Engelhard Corp.                                             271           5,655
                                                                     ----------
STONE, CLAY, GLASS & CONCRETE - 0.5%
Minnesota Mining & Manufacturing Co.                         70           6,773
                                                                     ----------
TRANSPORTATION EQUIPMENT - 2.0%
Boeing Co.                                                  215          14,593
Ford Motor Co.                                              245           6,408
General Dynamics Corp.                                       90           6,469
General Motors Corp.                                         34           2,100
                                                                     ----------
                                                                         29,570
                                                                     ----------

-------------------------------------------------------------------------------
MINING & ENERGY - 1.3%
CRUDE PETROLEUM & NATURAL GAS - 0.2%
Conoco, Inc. Class B                                        115           3,113
                                                                     ----------
OIL & GAS EXTRACTION - 0.4%
Falcon Drilling Co., Inc. (a)                               158           3,945
Transocean Sedco Forex, Inc.                                 41           2,157
                                                                     ----------
                                                                          6,102
                                                                     ----------
OIL & GAS FIELD SERVICES - 0.7%
Petroleum Geo-Services ADR (a)                              141           1,933
Schlumberger Ltd.                                           110           8,374
                                                                     ----------
                                                                         10,307
                                                                     ----------

-------------------------------------------------------------------------------
RETAIL TRADE - 2.4%
BUILDING, HARDWARE & GARDEN SUPPLY - 0.4%
Home Depot, Inc.                                            122           5,237
                                                                     ----------
GENERAL MERCHANDISE STORES - 1.0%
Wal-Mart Stores, Inc.                                       311          14,107
                                                                     ----------
HOME FURNISHINGS & EQUIPMENT - 0.6%
Best Buy Co., Inc. (a)                                       65           3,272
RadioShack Corp.                                             86           5,116
                                                                     ----------
                                                                          8,388
                                                                     ----------
MISCELLANEOUS RETAIL - 0.4%
CVS Corp.                                                   120           6,353
                                                                     ----------

-------------------------------------------------------------------------------
SERVICES - 9.2%
BUSINESS SERVICES - 2.2%
Omnicom Group, Inc.                                         104           9,548
Sun Microsystems, Inc. (a)                                  213          23,583
                                                                     ----------
                                                                         33,131
                                                                     ----------
COMPUTER RELATED SERVICES - 1.9%
Amdocs Ltd. (a)                                              98           6,332
America Online, Inc.                                        118           5,951
Automatic Data Processing, Inc.                              95           6,179
Convergys Corp. (a)                                         231          10,050
                                                                     ----------
                                                                         28,512
                                                                     ----------
COMPUTER SOFTWARE - 3.8%
Adobe Systems, Inc.                                         156          11,835
Check Point Software Technologies Ltd. (a)                   17           2,629
Macrovision Corp. (a)                                        31           2,245
Microsoft Corp. (a)                                         345          23,783
Oracle Corp. (a)                                            500          16,487
                                                                     ----------
                                                                         56,979
                                                                     ----------
ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.2%
Dun & Bradstreet Corp. (a)                                   38             826
Moody's Corp.                                                76           2,010
                                                                     ----------
                                                                          2,836
                                                                     ----------
HEALTH SERVICES - 0.1%
Bausch & Lomb, Inc.                                          54           2,090
                                                                     ----------
MOTION PICTURES - 1.0%
Time Warner, Inc.                                           190          14,438
                                                                     ----------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 8.3%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc.                                        78           3,662
                                                                     ----------
BROADCASTING - 0.3%
Comcast Corp., Special Class A,                             122           4,972
                                                                     ----------
COMMUNICATION SERVICES - 0.1%
Sprint Corp. (PCS Group) (a)                                 43           1,643
                                                                     ----------
ELECTRIC SERVICES - 2.1%
Duke Energy Corp.                                            71           6,137
Edison International                                        307           7,318
Exelon Corp.                                                105           6,318
Southern Co.                                                209           6,139
TXU Corp.                                                   151           5,585
                                                                     ----------
                                                                         31,497
                                                                     ----------
GAS SERVICES - 1.5%
Enron Corp.                                                 210          17,233
Kinder Morgan, Inc.                                         135           5,206
                                                                     ----------
                                                                         22,439
                                                                     ----------
TELECOMMUNICATIONS - 4.0%
Allegiance Telecom, Inc. (a)                                 37           1,157
AT&T Corp.                                                  314           7,272
BellSouth Corp.                                             165           7,976
Cablevision Systems Corp., Class A (a)                       36           2,682
MCI WorldCom, Inc. (a)                                      317           7,526
XO Communications, Inc., Class A (a)                         30             995
SBC Communications, Inc., Class A                           315          18,160
Verizon Communications                                      235          13,598
                                                                     ----------
                                                                         59,366
                                                                     ----------
TELEGRAPH & OTHER MESSAGE SERVICES - 0.1%
Level 3 Communications, Inc. (a)                             39           1,874
                                                                     ----------

-------------------------------------------------------------------------------
WHOLESALE TRADE - 0.4%
NONDURABLE GOODS
Sysco Corp.                                                 110           5,730
                                                                     ----------
TOTAL COMMON STOCKS
  (cost of $720,508)                                                    970,909
                                                                     ----------

BONDS & NOTES - 31.6%                                     PAR
-------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.1%
GOVERNMENT AGENCIES - 10.6%
Federal Home Loan Mortgage Corp.,
  6.000% 2009-2026                                      $15,646          15,014
                                                                     ----------
Federal National Mortgage Association:
  5.750% 2003 (b)                                         9,700           9,548
  6.500% 2008-2023                                       70,643          68,726
  6.625% 2009 (b)                                        14,575          14,481
                                                                     ----------
                                                                         92,755
                                                                     ----------
Government National Mortgage Association:
  6.500% 2024-2029                                       37,431          36,132
  7.000% 2023                                            13,974          13,817
                                                                     ----------
                                                                         49,949
                                                                     ----------
GOVERNMENT OBLIGATIONS - 11.5%
U.S. Treasury Bond:
  5.875% 10/31/01                                        17,000          16,928
  6.000% 08/15/09                                         2,145           2,166
  6.375% 08/15/27                                         3,770           3,973
  6.500% 02/15/10                                        63,308          66,266
  6.750% 05/15/05                                         9,000           9,331
  7.875% 11/15/04                                        12,950          13,871
  8.750% 08/15/20                                        27,833          36,570
  9.250% 02/15/16                                        16,089          21,265
                                                                     ----------
                                                                        170,370
                                                                     ----------
TOTAL GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $302,486)                                                    328,088
                                                                     ----------

-------------------------------------------------------------------------------
NON AGENCY MORTGAGE-BACKED &
ASSET-BACKED SECURITIES - 3.1%
NON AGENCY MORTGAGE-BACKED SECURITIES - 2.2%
Aames Mortgage Trust,
  7.870% 09/15/25                                         2,145           2,164
Countrywide Home Loans,
  6.500% 12/25/28                                         1,958           1,767
GE Capital Mortgage Services, Inc.,
  6.250% 01/25/29                                         1,382           1,169
Headlands Mortgage Securities, Inc.:
  6.500% 11/25/28                                           709             603
  6.500% 11/25/28                                         1,955           1,773
  7.000% 02/25/28                                         3,266           3,127
Norwest Asset Securities Corp.:
  6.250% 01/15/29                                         3,533           2,935
  6.500% 01/25/29                                         1,765           1,496
PNC Mortgage Securities Corp.,
  7.000% 03/25/28                                         3,391           3,148
Provident Bank Home Equity Loan Trust,
  7.600% 10/25/12                                         1,693           1,681
Residential Accredit Loans, Inc.:
  6.500% 03/25/29                                         3,065           2,680
  7.000% 10/25/12                                           366             338
  7.000% 10/25/12                                           778             753
  7.000% 10/25/12                                         2,655           2,590
  7.250% 12/25/27                                         4,290           4,021
Residential Funding Mortgage
  Securities, Inc.,
  6.500% 04/25/13                                         2,769           2,583
                                                                     ----------
                                                                         32,828
                                                                     ----------
ASSET-BACKED SECURITIES - 0.9%
Delta Funding Home Equity Loan Trust,
  8.010% 10/25/27                                         5,000           5,094
Sears Credit Account Master Trust,
  6.000% 08/15/05                                         3,000           2,973
UCFC Home Equity Loan Corp.,
  8.025% 08/10/25                                         5,152           5,268
                                                                     ----------
                                                                         13,335
                                                                     ----------
TOTAL NON-AGENCY MORTGAGE-BACKED &
  ASSET-BACKED SECURITIES
  (cost of $43,097)                                                      46,163
                                                                     ----------

CORPORATE FIXED-INCOME BONDS & NOTES - 6.4%
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.9%
DEPOSITORY INSTITUTIONS - 0.9%
Bank One Texas,
  6.250% 02/15/08                                         2,000           1,831
Comerica Bank,
  7.875% 09/15/26                                         1,000             977
Fleet Financial Group, Inc.,
  6.700% 07/15/28                                         1,000             857
KeyBank N.A.,
  7.125% 08/15/06                                         2,000           1,966
NationsBank Corp.,
  6.875% 02/15/05                                         2,000           1,981
Norwest Corp.,
  6.650% 10/15/23                                         1,000             861
PNC Funding Corp.,
  6.875% 07/15/07                                         1,000             953
Signet Banking Corp.,
  7.800% 09/15/06                                         2,000           2,025
Wachovia Corp.,
  6.250% 08/04/08                                         3,000           2,742
                                                                     ----------
                                                                         14,193
                                                                     ----------
INSURANCE AGENTS & BROKERS - 0.1%
General Electric Global Insurance
  Holding Corp.,
  7.000% 02/15/26                                         1,000             931
                                                                     ----------
INSURANCE CARRIERS - 0.2%
Metropolitan Life Insurance Co.,
  6.300% 11/01/03                                         3,000           2,914
                                                                     ----------
NONDEPOSITORY CREDIT INSTITUTIONS - 0.4%
Associates Corp. of North America:
  6.875% 11/15/08                                         1,000             964
  6.250% 11/01/08                                         1,000             927

General Motors Acceptance Corp.,
  6.125% 01/22/08                                         3,000           2,762
Household Finance Corp.:
  7.625% 01/15/03                                         1,000           1,004
  6.400% 06/17/08                                         1,000             921
                                                                     ----------
                                                                          6,578
                                                                     ----------
SECURITY BROKERS & DEALERS - 0.3%
Bear Stearns Co., Inc.,
  6.500% 08/01/02                                         1,000             989
Merrill Lynch & Co., Inc.,
  6.000% 02/12/03                                         1,000             981
Morgan Stanley, Dean Witter,
  Discover & Co.,
  8.100% 06/24/02                                         1,000           1,017
Salomon, Inc.,
  7.300% 05/15/02                                         1,000           1,003
                                                                     ----------
                                                                          3,990
                                                                     ----------

-------------------------------------------------------------------------------
MANUFACTURING - 0.9%
CHEMICALS & ALLIED PRODUCTS - 0.2%
Dow Chemical Co.,
  7.375% 03/01/23                                         1,000             966
Equistar Chemicals, LP
  8.750% 02/15/09                                         2,000           1,907
                                                                     ----------
                                                                          2,873
                                                                     ----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
Raytheon Co.,
  8.300% 03/01/10                                         3,000           3,144
                                                                     ----------
FABRICATED METAL - 0.1%
Masco Corp.,
  6.625% 04/15/18                                         1,000             786
                                                                     ----------
FOOD & KINDRED PRODUCTS - 0.2%
Archer Daniels Midland Co.,
  6.750% 12/15/27                                         1,000             861
Coca-Cola Enterprises, Inc.,
  6.950% 11/15/26                                         2,000           1,816
                                                                     ----------
                                                                          2,677
                                                                     ----------
PRIMARY METAL - 0.1%
Bell Atlantic Financial Services, Inc.,
  7.600% 03/15/07                                         1,000           1,022
                                                                     ----------
TRANSPORTATION EQUIPMENT - 0.1%
Ford Motor Co.,
  7.125% 11/15/25                                         2,000           1,775
                                                                     ----------

-------------------------------------------------------------------------------
MINING & ENERGY - 0.5%
CRUDE PETROLEUM & NATURAL GAS - 0.2%
Union Oil Co. of California,
  7.200% 05/15/05                                         3,000           3,001
                                                                     ----------
OIL & GAS FIELD SERVICES - 0.3%
Enron Corp.,
  6.750% 07/01/05                                         3,000           2,927
Pillips Petroleum Co.,
  6.650% 07/15/18                                         2,000           1,791
                                                                     ----------
                                                                          4,718
                                                                     ----------

-------------------------------------------------------------------------------
RETAIL TRADE - 0.2%
GENERAL MERCHANDISE STORES - 0.1%
Dillard Department Stores, Inc.,
  6.625% 01/15/18                                         1,000             508
Sears, Roebuck & Co. Acceptance Corp.,
  6.750% 01/15/28                                         1,000             791
                                                                     ----------
                                                                          1,299
                                                                     ----------
MISCELLANEOUS RETAIL - 0.1%
Dayton Hudson Corp.,
  7.250% 09/01/04                                         2,000           2,001
                                                                     ----------

-------------------------------------------------------------------------------
SERVICES - 0.3%
BUSINESS SERVICES
Federal Express Corp.,
  7.500% 01/15/18                                         4,249           4,150
                                                                     ----------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.6%
AIR TRANSPORTATION - 0.1%
Lockheed Martin Corp.,
  7.250% 05/15/06                                         2,000           1,989
                                                                     ----------
BROADCASTING - 0.2%
News America Holdings, Inc.,
  7.375% 10/17/08                                         3,000           2,901
                                                                     ----------
CABLE - 0.6%
Comcast Cable Communications, Inc.,
  8.375% 05/01/07                                         3,000           3,152
Continental Cablevision, Inc.,
  8.875% 09/15/05                                         3,000           3,150
TCI Communications, Inc.,
  8.650% 09/15/04                                         3,000           3,092
                                                                     ----------
                                                                          9,394
                                                                     ----------
COMMUNICATIONS - 0.2%
Duke Energy Corp.,
  7.375% 03/01/10                                         2,000           1,988
U.S. West Capital Funding, Inc.,
  6.375% 07/15/08                                         1,000             925
                                                                     ----------
                                                                          2,913
                                                                     ----------
ELECTRIC SERVICES - 0.7%
Arizona Public Service Co.,
  6.250% 01/15/05                                         1,000             957
Carolina Power & Light Co.,
  6.800% 08/15/07                                         3,000           2,934
Florida Power & Light Co.,
  6.000% 06/01/08                                         1,000             917
Houston Lighting & Power Co.,
  6.500% 04/21/03                                         2,000           1,947

CORPORATE FIXED-INCOME
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
Public Service Co. of Colorado,
  7.125% 06/01/06                                         1,000             990
Texas Utilities Electric Co:,
  8.250% 04/01/04                                         1,000           1,039
  7.170% 08/01/07                                         2,000           1,970
                                                                     ----------
                                                                         10,754
                                                                     ----------
GAS SERVICES - 0.1%
Sonat, Inc.,
  6.875% 06/01/05                                         1,500           1,471
                                                                     ----------
RAILROAD - 0.1%
Norfolk Southern Corp.,
  7.800% 05/15/27                                         1,000             968
                                                                     ----------
TELECOMMUNICATION - 0.6%
BellSouth Telecommunications, Inc.,
  6.375% 06/01/28                                         2,000           1,697
GTE Corp.,
  6.840% 04/15/18                                         3,000           2,738
Pacific Bell,
  6.875% 08/15/06                                         2,000           1,977
WorldCom, Inc.,
  6.950% 08/15/28                                         3,000           2,647
                                                                     ----------
                                                                          9,059
                                                                     ----------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
  (cost of $129,912)                                                     95,501
                                                                     ----------
TOTAL BONDS & NOTES
  (cost of $475,495)                                                    469,752
                                                                     ----------
TOTAL INVESTMENTS - 96.9%
  (cost of $1,196,003) (c)                                            1,440,661
                                                                     ----------
SHORT-TERM OBLIGATIONS - 3.6%

-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
  dated 10/31/00, due 11/01/00 at 6.570%,
  collateralized by U.S. Treasury notes with
  various maturities to 2024, market value
  $53,341 (repurchase proceeds $52,800)                 $52,790       $  52,790
                                                                     ----------

OTHER ASSETS & LIABILITIES, NET - (0.5)%                                 (7,729)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $1,485,722
                                                                     ==========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) Cost for federal income tax purposes is $1,199,435.

              ACRONYM                             NAME
              --------                ---------------------------
                ADR                   American Depositary Receipt

See noted to financial statements

-------------------------------------------------------------------------------
STATEMENT OF SSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value
  (cost $1,196,003)                                                $1,440,661
Short-term obligations                                                 52,790
                                                                   ----------
                                                                    1,493,451
Cash including foreign currencies                     $ 2,565
Receivable for:
  Investments sold                                        138
  Interest                                              5,992
  Dividends                                               654
  Fund shares sold                                        608
Other                                                     109          10,066
                                                      -------      ----------
  Total Assets                                                      1,503,517

LIABILITIES
Payable for:
  Investments purchased                                14,683
  Fund shares repurchased                               1,710
Accrued:
  Management fee                                          650
  Transfer agent fee                                      385
  Bookkeeping fee                                          40
  Deferred Trustees fees                                    6
Other                                                     321
                                                      -------
  Total Liabilities                                                    17,795
                                                                   ----------
Net Assets                                                         $1,485,722
                                                                   ----------
Net asset value & redemption price per
  share -- Class A ($874,225/85,382)                               $    10.24(a)
                                                                   ----------
Maximum offering price per share --
  Class A ($10.24/0.9425)                                          $    10.86(b)
                                                                   ----------
Net asset value & offering price per share --
  Class B ($604,975/59,202)                                        $    10.22(a)
                                                                   ----------
Net asset value & offering price per share --
  Class C ($6,519/639)                                             $    10.21(a)
                                                                   ----------
Net asset value, offering and redemption
  price per share --  Class Z ($3/(c))                             $    10.75
                                                                   ----------
COMPOSITION OF NET ASSETS
Capital paid in                                                    $1,097,709
Undistributed net investment income                                     2,965
Accumulated net realized gain                                         140,437
Net unrealized appreciation (depreciation) on:
  Investments                                                         244,658
  Foreign currency transactions                                           (47)
                                                                   ----------
                                                                   $1,485,722
                                                                   ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See noted to financial statements

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended October 31, 2000
(In thousands)

INVESTMENT INCOME
Dividends                                                              $  9,988
Interest                                                                 36,327
                                                                       --------
                                                                         46,315
EXPENSES
Management fee                                          $  8,384
Service fee -- Class A, B, C                               3,829
Distribution fee -- Class B                                5,010
Distribution fee -- Class C                                   56
Transfer agent fee                                         2,961
Bookkeeping fee                                              504
Trustees fee                                                  67
Custodian fee                                                 32
Audit fee                                                     36
Legal fee                                                     15
Registration fee                                              62
Reports to shareholders                                       58
Other                                                        835         21,849
                                                        --------       --------
    Net Investment Income                                                24,466

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                            163,241
  Foreign currency transactions                               17
                                                        --------
    Net Realized Gain                                                   163,258
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                            (65,558)
  Foreign currency transactions                               (9)
                                                        --------
    Net Change in Unrealized Appreciation/
      Depreciation                                                      (65,567)
                                                                       --------
    Net Gain                                                             97,691
                                                                       --------

Increase in Net Assets from Operations                                 $122,157
                                                                       --------

See noted to financial statements

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
(In thousands)
                                                                          YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     2000                    1999
------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                             $   24,466                $   28,857
Net realized gain                                                    163,258                   202,426
Net change in unrealized appreciation/depreciation                   (65,567)                  (62,343)
                                                                  ----------                ----------
    Net Increase from Operations                                     122,157                   168,940

DISTRIBUTIONS:
From net investment income -- Class A                                (16,795)                  (20,595)
From net realized gains -- Class A                                  (101,838)                  (39,280)
From net investment income -- Class B                                 (7,336)                   (9,809)
From net realized gains -- Class B                                   (77,116)                  (27,841)
From net investment income -- Class C                                    (80)                     (109)
From net realized gains -- Class C                                      (969)                     (246)
From net investment income -- Class Z                                     (a)                     (443)
From net realized gains -- Class Z                                        (a)                     (930)
                                                                  ----------                ----------
                                                                     (81,977)                   69,687
                                                                  ----------                ----------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                                   59,243                    63,422
Value of distributions reinvested -- Class A                         107,225                    53,836
Cost of shares repurchased -- Class A                               (182,197)                 (157,644)
                                                                  ----------                ----------
                                                                     (15,729)                  (40,386)
                                                                  ----------                ----------
Receipts for shares sold -- Class B                                   64,731                   142,372
Value of distributions reinvested -- Class B                          80,011                    35,667
Cost of shares repurchased -- Class B                               (210,987)                 (153,659)
                                                                  ----------                ----------
                                                                     (66,245)                   24,380
                                                                  ----------                ----------
Receipts for shares sold -- Class C                                    1,768                     5,044
Value of distributions reinvested -- Class C                             993                       341
Cost of shares repurchased -- Class C                                 (4,862)                   (2,102)
                                                                  ----------                ----------
                                                                      (2,101)                    3,283
                                                                  ----------                ----------
Receipts for shares sold -- Class Z                                       (a)                    1,700
Value of distributions reinvested -- Class Z                              (a)                      897
Cost of shares repurchased -- Class Z                                     (a)                  (25,638)
                                                                  ----------                ----------
                                                                          (a)                   23,041)
                                                                  ----------                ----------
    Net Decrease from Fund Share Transactions                        (84,075)                  (35,764)
                                                                  ----------                ----------
    Total Increase (Decrease)                                       (166,052)                   33,923

NET ASSETS
Beginning of period                                                1,651,774                 1,617,851
                                                                  ----------                ----------
End of period (including undistributed net investment income
  of $2,965 and $2,798, respectively)                             $1,485,722                $1,651,744
                                                                  ----------                ----------
NUMBER OF FUND SHARES
Sold -- Class A                                                        5,785                     5,951
Issued for distributions reinvested -- Class A                        10,805                     5,196
Repurchased -- Class A                                               (17,840)                  (14,754)
                                                                  ----------                ----------
                                                                      (1,250)                   (3,607)
                                                                  ----------                ----------
Sold -- Class B                                                        6,343                    13,378
Issued for distributions reinvested -- Class B                         8,061                     3,452
Repurchased -- Class B                                               (20,694)                  (14,427)
                                                                  ----------                ----------
                                                                      (6,290)                    2,403
                                                                  ----------                ----------
Sold -- Class C                                                          173                       475
Issued for distributions reinvested -- Class C                           100                        33
Repurchased -- Class C                                                  (476)                     (197)
                                                                  ----------                ----------
                                                                        (203)                      311
                                                                  ----------                ----------
Sold -- Class Z                                                           (a)                      161
Issued for distributions reinvested -- Class Z                            (a)                       86
Repurchased -- Class Z                                                    (a)                   (2,387)
                                                                  ----------                ----------
                                                                          (a)                   (2,140)
                                                                  ----------                ----------
See noted to financial statements

(a) Rounds to less than one.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
October 31, 2000


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
The Liberty Fund (formerly The Colonial Fund) (the Fund), a series of Liberty Funds Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and capital growth and secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTION TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

    Average Net Assets                                       Annual Fee Rate
    ------------------                                       ---------------
    First $1 billion                                               0.55%
    Over $1 billion                                                0.50%

BOOKKEEPING FEE:
The Advisor provides bookkeeping and pricing services for $27,000 annually plus a percentage of the Fund's average net assets as follows:

    Average Net Assets                                       Annual Fee Rate
    ------------------                                       ---------------
    First $50 million                                          No charge
    Next $950 million                                             0.035%
    Next $1 billion                                               0.025%
    Next $1 billion                                               0.015%
    Over $3 billion                                               0.001%

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $61,046 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $6,207, $1,557,503 and $8,068 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% of the net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the year ended October 31, 2000, the Fund's service fee was 0.24%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY:
During the year ended October 31, 2000, purchases and sales of investments other than short-term obligations, were $1,189,381,356 and $1,424,406,822, of which $631,657,355 and $636,076,826, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 2000, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation                              $313,110,518
    Gross unrealized depreciation                               (71,884,158)
                                                               ------------
      Net unrealized appreciation                              $241,226,360
                                                               ------------

OTHER:
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets or up to $200,000,000 under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no borrowings under the line of credit for the year ended October 31, 2000.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
For the year ended October 31, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade for the year ended were $99,304.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        YEAR ENDED OCTOBER 31, 2000
                                               ------------------------------------------------------------------------------
                                                   CLASS A                 CLASS B              CLASS C              CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.810                $ 10.790             $ 10.780              $11.280
                                                   --------                --------             --------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                             0.192                   0.115                0.115                0.217
Net realized and unrealized gain                      0.627                   0.624                0.624                0.668
                                                   --------                --------             --------              -------
    Total from Investment Operations                  0.819                   0.739                0.739                0.885
                                                   --------                --------             --------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.194)                 (0.114)              (0.114)              (0.220)
From net realized gains                              (1.195)                 (1.195)              (1.195)              (1.195)
                                                   --------                --------             --------              -------
    Total Distributions Declared to
      Shareholders                                   (1.389)                 (1.309)              (1.309)              (1.415)
                                                   --------                --------             --------              -------
NET ASSET VALUE, END OF PERIOD                     $ 10.240                $ 10.220             $ 10.210              $10.750
                                                   --------                --------             --------              -------
Total return (b)                                      8.16%                   7.33%                7.34%                8.44%
                                                   --------                --------             --------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                          1.06%                   1.81%                1.81%                0.82%
Net investment income (c)                             1.88%                   1.13%                1.13%                2.12%
Portfolio turnover                                      78%                     78%                  78%                  78%
Net assets at end of period (000)                  $874,225                $604,975             $  6,519              $      3

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

------------------------------------------------------------------------------------------------------------------------------

2000 TAX INFORMATION (UNAUDITED)

40% of the ordinary income distributed by the Fund in the year ended October 31, 2000 qualifies for the corporate dividends received deduction. For the fiscal year ended October 31, 2000 the Fund earned $160,161,888 of long-term capital gains. An average of 11% of the Fund's investments as of the end of each quarter were in direct obligation of the U.S. Treasury.
Approximately 34% of the Funds ordinary income distributions (18% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

-----------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31, 1999
                                               ------------------------------------------------------------------------------
                                                 CLASS A                 CLASS B               CLASS C              CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.380                $ 10.360              $10.350              $10.390
                                                   --------                --------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                             0.214                   0.134                0.135                0.240
Net realized and unrealized gain                      0.884                   0.883                0.884                1.343
                                                   --------                --------              -------              -------
    Total from Investment Operations                  1.098                   1.017                1.019                1.583
                                                   --------                --------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.230)                 (0.149)              (0.151)              (0.255)
From net realized gains                              (0.438)                 (0.438)              (0.438)              (0.438)
                                                   --------                --------              -------              -------
    Total Distributions Declared to
      Shareholders                                   (0.668)                 (0.587)              (0.589)              (0.693)
                                                   --------                --------              -------              -------
NET ASSET VALUE, END OF PERIOD                     $ 10.810                $ 10.790              $10.780              $11.280
                                                   --------                --------              -------              -------
Total return (b)                                     10.94%                  10.11%               10.15%               15.92%
                                                   --------                --------              -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                          1.12%                   1.88%                1.88%                0.88%
Net investment income (c)                             2.02%                   1.26%                1.26%                2.26%
Portfolio turnover                                      74%                     74%                  74%                  74%
Net assets at end of period (000)                  $936,331                $706,366              $ 9,074              $     3

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        YEAR ENDED OCTOBER 31, 1998
                                               ------------------------------------------------------------------------------
                                                   CLASS A                 CLASS B               CLASS C              CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 11.160                $ 11.140              $11.150              $11.170
                                                   --------                --------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                             0.235                   0.156                0.157                0.261
Net realized and unrealized gain                      0.685                   0.682                0.676                0.685
                                                   --------                --------              -------              -------
    Total from Investment Operations                  0.920                   0.838                0.833                0.946
                                                   --------                --------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.250)                 (0.168)              (0.183)              (0.276)
From net realized gains                              (1.450)                 (1.450)              (1.450)              (1.450)
                                                   --------                --------              -------              -------
    Total Distributions Declared to
      Shareholders                                   (1.700)                 (1.618)              (1.633)              (1.726)
                                                   --------                --------              -------              -------
NET ASSET VALUE, END OF PERIOD                     $ 10.380                $ 10.360              $10.350              $10.390
                                                   --------                --------              -------              -------
Total return (b)                                      9.08%                   8.27%                8.21%                9.35%
                                                   --------                --------              -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                          1.12%                   1.87%                1.87%                0.88%
Net investment income (c)                             2.22%                   1.47%                1.47%                2.46%
Portfolio turnover                                      69%                     69%                  69%                  69%
Net assets at end of period (000)                  $936,639                $653,476              $ 5,501              $22,235

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                       YEAR ENDED OCTOBER 31, 1997
                                             --------------------------------------------------------------------------------
                                               CLASS A                 CLASS B              CLASS C (b)             CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  9.490                $  9.480                $11.320              $ 9.500
                                                 --------                --------                -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                           0.160                   0.081                  0.199                0.184
Net realized and unrealized gain (loss)             2.225                   2.217                 (0.345)(c)            2.225
                                                 --------                --------                -------              -------
    Total from Investment Operations                2.385                   2.298                 (0.146)               2.409
                                                 --------                --------                -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                         (0.147)                 (0.070)                (0.024)              (0.171)
From net realized gains                            (0.568)                 (0.568)                    --               (0.568)
                                                 --------                --------                -------              -------
    Total Distributions Declared to
      Shareholders                                 (0.715)                 (0.638)                (0.024)              (0.739)
                                                 --------                --------                -------              -------
NET ASSET VALUE, END OF PERIOD                   $ 11.160                $ 11.140                $11.150              $11.170
                                                 --------                --------                -------              -------
Total return (d)                                   26.83%                  25.81%                (1.30)%(e)            27.10%
                                                 --------                --------                -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                        1.14%                   1.89%                  1.86%(g)             0.90%
Net investment income (f)                           1.56%                   0.81%                  1.01%(g)             1.80%
Portfolio turnover                                    71%                     71%                    71%                  71%
Net assets at end of period (000)                $913,956                $577,539                $   676              $16,158

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the
    Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED OCTOBER 31, 1996
                                                         -----------------------------------------------------------
                                                             CLASS A                 CLASS B                 CLASS Z
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  8.940                $  8.930                $ 8.940
                                                             --------                --------                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                       0.165                   0.097                  0.186
Net realized and unrealized gain                                1.183                   1.182                  1.192
                                                             --------                --------                -------
    Total from Investment Operations                            1.348                   1.279                  1.378
                                                             --------                --------                -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                     (0.162)                 (0.093)                (0.182)
From net realized gains                                        (0.636)                 (0.636)                (0.636)
                                                             --------                --------                -------
    Total Distributions Declared to Shareholders               (0.798)                 (0.729)                (0.818)
                                                             --------                --------                -------
NET ASSET VALUE, END OF PERIOD                               $  9.490                $  9.480                $ 9.500
                                                             --------                --------                -------
Total return (b)                                               16.11%                  15.27%                 16.50%
                                                             --------                --------                -------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                                    1.15%                   1.90%                  0.91%
Net investment income (c)                                       1.82%                   1.07%                  2.06%
Portfolio turnover                                                38%                     38%                    38%
Net assets at end of period (000)                            $759,409                $453,468                $13,555

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF LIBERTY FUNDS TRUST III:

The Liberty Fund

We have audited the accompanying statement of assets and liabilities, including the Investment Portfolio, of The Liberty Fund (formerly, The Colonial Fund) (one of a series constituting Liberty Funds Trust I [the "Trust"]) as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Liberty Fund, one of a series of Liberty Funds Trust I, as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ ERNST & YOUNG LLP
Boston, Massachusetts
December 14, 2000

Trustees & Transfer Agent

-------------------------------------------------------------------------------
TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore
Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group - Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for The Liberty Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of The Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.



ANNUAL REPORT:
THE LIBERTY FUND

-------------------------------------------------------------------------------
CHOOSE LIBERTY
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

-------------------------------------------------------------------------------
                                  L I B E R T Y
                                 -----------------
                                         F U N D S
-------------------------------------------------------------------------------
ALL-STAR Institutional money management approach for individual investors.
-------------------------------------------------------------------------------
COLONIAL Fixed income and value style equity investing.
-------------------------------------------------------------------------------
CRABBE
HUSON A contrarian approach to fixed income and equity investing.
-------------------------------------------------------------------------------
NEWPORT    A leader in international investing.(SM)
-------------------------------------------------------------------------------
STEIN ROE
ADVISOR Innovative solutions for growth and income investing.
-------------------------------------------------------------------------------
KEYPORT
[graphic   A leading provider of innovative annuity products.
 omitted]
-------------------------------------------------------------------------------
            Liberty's   mutual funds are offered by prospectus through Liberty
                        Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
THE LIBERTY FUND   ANNUAL REPORT
-------------------------------------------------------------------------------
                                                                  -------------
[Graphic                                                            PRESORTED
 Omitted]  L I B E R T Y                                             STANDARD
           -----------------                                       U.S. POSTAGE
                   F U N D S                                           PAID
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                  -------------

                    Liberty Funds Distributor, Inc. (C)2000
                    One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
                    www.libertyfunds.com


                                               721-02/717D-1100 (12/00) 00/2225